           SECOND AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT
                             (with Borrowing Base)

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT (this "Amendment") dated effective as of July 21, 1997 (the "Effective Date"), is by and between FRIEDMAN INDUSTRIES, INCORPORATED ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower have entered into an Amended And Restated Letter Agreement dated as of April 1, 1995 and First Amendment to Amended and Restated Letter Agreement dated as of April 1, 1997 (collectively, "Credit Agreement"). The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, increase, modify and extend the Advance Note.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

1. Advance/Term Note. Section 1.2 of the Credit Agreement is amended by substituting the following 1.2 for the previous Section 1.2 of the Credit
Agreement:

         "Section 1.2 ADVANCE LINE OF CREDIT The Bank agrees to make advances (an "Advance" and "Advances") in an aggregate amount of $4,700,000.00, pursuant to an Advance Commitment ("Advance Commitment") as evidenced by that certain Advancing Promissory Note Converting To A Term Note dated July 21, 1997 in the original principal amount of $4,700,000.00 executed by the Borrower payable to the order of the Bank and having a final maturity date of August 1, 2003 (together with any and all renewals, extensions, modifications, rearrangements and replacements thereof and substitutions therefor, the "Advance/Term Note") which is given in renewal, increase, modification and extension of that certain promissory note dated December 1, 1993 in the original principal amount of $4,000,000.00 maturing on December 1, 1999, (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). The parties hereto agree that there is as of the Effective Date an outstanding principal balance of $1,200,000.00 under the Advance Note. The "Advance Note" as used in the Credit Agreement shall also refer to the "Advance/Term Note" as used in this Amendment. The purpose of the Advance/Term Note is: to purchase equipment up to $3,500,000.00 and to refinance existing debt of $1,200,000.00.

2. The Credit Agreement is amended to amend Exhibit A, attached hereto for all purposes.

3. Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

4. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

5. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

7. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES.   THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

          BORROWER:                FRIEDMAN INDUSTRIES, INCORPORATED


                                   By: /s/ BEN HARPER
                                      ---------------------------------
                                   Name: Ben Harper
                                        -------------------------------
                                   Title: Senior Vice President-Finance
                                         ------------------------------
                                   Address: Houston, Texas
                                           ----------------------------


          BANK:                    TEXAS COMMERCE BANKNATIONAL ASSOCIATION


                                   By:
                                      -------------------------------
                                   Name:
                                        -----------------------------
                                   Title:
                                         ----------------------------
                                   Address:
                                           --------------------------

                        EXHIBIT A to Agreement between
      FRIEDMAN INDUSTRIES, INCORPORATED ("Borrower") and Texas Commerce
         Bank National Association ("Bank") dated the Effective Date as same may be amended, restated and supplemented in writing

                 REPORTING REQUIREMENTS, FINANCIAL COVENANTS
                                     AND
          COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD ENDING
                     ________________, 199__ ("END DATE")

A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND BE SUBMITTED QUARTERLY.


B.
======================================================================================================================
Financial Reporting.   Borrower will provide the following financial information within              Compliance
-------------------    the times indicated:                                                          Certificate
======================================================================================================================
               WHO                            WHEN DUE                           WHAT                Compliance
               ---                            --------                           ----                 (Circle)

                                                                                                     Yes      No
BORROWER                  (i)   Quarterly at such time as           Borrower's 10-Q together         Yes      No
                                this statement is submitted to      with a certificate of
                                the Securities and Exchange         compliance duly executed by
                                Commission ("SEC")                  an officer of Borrower
                          (ii)  On an annual basis at such          Borrower's 10-K together         Yes      No
                                time as this statement is           with a certificate of
                                submitted to the Securities and     compliance duly executed by
                                Exchange Commission ("SEC")         an officer of Borrower
======================================================================================================================

C.
======================================================================================================================
 FINANCIAL COVENANTS.                                    COMPLIANCE CERTIFICATE
 -------------------                                     ----------------------
Borrower will comply with
the following financial
covenants, defined in
accordance with GAAP
 incorporating the
calculation adjustments
indicated on the Compliance
Certificate:
          REQUIRED                                           ACTUAL REPORTED                                Compliance
          --------                                           ---------------
 Except as specified                         For Current Reporting Period/as of the End Date                 (Circle)
otherwise, each covenant                                                                                    Yes     No
will be maintained at all
times and reported for each
Reporting Period or as of
each Reporting Period End
Date, as appropriate:

 1.  Maintain a Working          $                    - $                            = $                    Yes     No
                                  -------------------    ---------------------------    ----------------
Capital of at least
$10,000,000.00.                  Current Assets         Current Liabilities            Working Capital

 2.  Maintain a Tangible Net     Stockholders' Equity                      $                                  Yes     No
                                                                           -------------
Worth as adjusted of at least    Minus:           Goodwill                 $
$18,200,000.00 at all times.                                               -------------
                                                  Other Intangible Assets  $
                                                                           -------------
                                 Plus:            Subordinated Debt        $
                                                                           -------------
                                 Equals Tangible Net Worth                 $
                                                                           -------------
 Thereafter, said required
                                 ------------
minimum Tangible Net Worth       Beginning March 31, 1996 and thereafter:
                                 ----------------------------------------
to be increased annually                           FYE 1997                 FYE 1998
                                 --------------------------                 --------
calculated as the amount           (x)    $17,500,000.00                    ________
equal to the sum of (x) the      Plus (y)    ___________                    ________
immediately preceding year's     Equals:     Required minimum Tangible Net Worth
required amount plus (y) 20%                 beginning March 31,  1996 and thereafter:
of the immediately preceding
                                  ---------------
year's net income.
 3. Maintain a Current Ratio     $                   /$                        = $                          Yes     No
                                  -------------------  -----------------------    --------------------
of at least 2.00 to 1.00.         Current Assets   Current Liabilities    Current Ratio


 4 Maintain a ratio of Total     Total Indebtedness (GAAP)             $                                    Yes     No
                                                                       -----------------
Indebtedness to Tangible Net
Worth plus Subordinated Debt     Tangible Net Worth                    $
no greater than 1.10 to 1.00                                           -----------------
at all times.
                                 $                         /$                            = $
                                  -------------------------  -------------------------      ------------

                                Total Indebtedness  Tangible Net Worth      Ratio
 5. Maintain a fixed charge      For all  items except  maturities of long  term debt, show  amounts for    Yes     No
ratio all times for the          current month plus previous 11 months:
preceding 12 month period as     -------            --------
of March 31, of each year of     Ordinary Net income                    $
                                                                        -----------------
at least 1.25 to 1.00.           Plus:          Depreciation            $
                                                                        -----------------
                                                Interest Expense        $
                                                                        -----------------
                                                Tax Expense             $
                                                                        -----------------
                                 Minus:         Cash taxes              $
                                                                        -----------------
                                 Equals:        Available Cash Flow     $
                                                                        -----------------

                                 Scheduled Principal
                                 Payments made by Borrower              $
                                                                        -----------------

                                 Plus:           Interest Expense      $
                                                                        -----------------
                                                 Capital Expenditures
                                                    (non-financed)
                                                                        $_________________

                                 Equals:                    Total Fixed Charges     $ __
                                                                                   ---------------

                                 $                       /         $                               =
                                  -----------------------           ------------------------         ---

                                 ----------
                                 Available Cash Flow      Total Fixed Charges        Ratio
=================================================================================================================

                             EXHIBIT A  Page 1 of 2

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE NOTE AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE NOTE. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT A AND THE NOTE, THE NOTE SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

         [ ] No default or Event of Default has occurred under the Note during the current Reporting Period, or been discovered from a
                prior period, and      not      reported.
         [ ] A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from
                a prior         period and is being reported for the first time
                and:
                   [ ]  was cured on ___________________________________.
                   [ ]  was waived by Bank in writing on _______________________
                   [ ]  is continuing.

        Description of Event of Default:
        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

Executed this ____________ day of _________________________, 19________________.


BORROWER:        FRIEDMAN INDUSTRIES, INCORPORATED


SIGNATURE:
          ---------------------------------------------------------------------

NAME:
     --------------------------------------------------------------------------

TITLE:
      -------------------------------------------------------------------------

ADDRESS:
        -----------------------------------------------------------------------

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                             EXHIBIT A  Page 2 of 2